Exhibit 99.1

NEWS RELEASE

Contacts: Terry Freeman, CFO
FOR IMMEDIATE RELEASE	Integrated Electrical Services, Inc.
713-860-1500

Ken Dennard / ksdennard@drg-l.com
Karen Roan / kcroan@drg-l.com
DRG&E / 713-529-6600

INTEGRATED ELECTRICAL SERVICES REPORTS
FISCAL 2011 THIRD QUARTER RESULTS

HOUSTON — AUGUST 15, 2011 — Integrated Electrical Services, Inc. (NASDAQ: IESC) today announced financial results for its fiscal 2011 third quarter ending June 30, 2011.

Revenues for the third quarter of fiscal 2011 were $123.2 million compared to $118.3 million in the second quarter of fiscal 2011 and to $121.4 million in the third quarter of fiscal 2010.  Net loss in the third quarter of fiscal 2011 was $10.2 million, or $0.70 per share, which includes restructuring expenses and operating losses from the wind-down operations of $7.9 million as well as severance charges of $1.3 million associated with the former CEO’s departure.  This compares to a net loss of $9.2 million, or $0.64 per share, in the second quarter of fiscal 2011 and to net loss of $6.6 million, or $0.45 per share, for the third quarter of fiscal 2010.  As set forth in the Non-GAAP Reconciliation of Adjusted Net Loss included below, excluding the above mentioned severance charge and net loss of $7.9 million from the Company’s wind-down units, adjusted net loss from ‘go forward’ operations in the third quarter of fiscal 2011 was $0.9 million, or $0.06 per share.

EBITDA (earnings (loss) before interest, taxes, depreciation and amortization) in the third quarter of fiscal 2011 was $(8.9) million.  This compares to EBITDA of $(7.1) million in the fiscal 2011 second quarter and $(4.7) million in the third quarter of fiscal 2010.  As set forth in the Non-GAAP Reconciliation of Adjusted EBITDA included below, excluding the above mentioned severance charge and net loss from operations from the wind-down units, adjusted EBITDA from ‘go forward’ operations for the third quarter of fiscal 2011 was $0.3 million.

2011 RESTRUCTURING PLAN

During the second quarter of fiscal 2011, the Company determined that certain underperforming facilities within its Commercial & Industrial division will be either sold or closed during the next six to nine months.  This 2011 restructuring is one part of management’s overall plan to return the Company to profitability.  The operations directly affected by this decision are located in Arizona, Texas, Iowa, Florida, Massachusetts and Nevada.  These locations were selected based upon current business prospects and the extended time frame needed to return the operations to profitability.  The Company is in the process of winding down these operations and projects that closure costs associated with the plan could range from $4.5 million to $5.5 million in the aggregate, which would include equipment and lease termination expenses, consulting expenses and severance costs.  For the third quarter of fiscal 2011, these wind-down operations represent $11.2 million in revenues and a net loss of $7.9 million.   To date, the Company has concluded the majority of its projects in four of the eight specified branches.  At June 30, 2010 the wind-down facilities had $22.5 million of contracts to complete, and of that total the Company has reached agreements to obtain a release from $7.5 million and has entered into subcontracts with other contractors for $8.5 million, leaving only $6.5 million of work to be completed by the Company.  The Company expects the substantial portion of this will be done by September 30, 2011.  At the conclusion of this process, the Company will have operations in 16 locations in its Commercial & Industrial division.

RISK MANAGEMENT

As stated in the Company’s news release dated June 9, 2011, management is committed to strengthening the Company’s project execution efforts.  Specifically, increased project risk management efforts, including internal and external resources, have started to focus on the Company’s Commercial & Industrial operations with respect to both its ‘go forward’ and wind-down facilities.  This increased focus will extend to all divisions of the Company over time.

BACKLOG

As of June 30, 2011, backlog was approximately $234 million compared to $242 million as of March 31, 2011 and to $259 million as of June 30, 2010.  Backlog represents the dollar amount of revenues the Company expects to realize in the future as a result of performing work on multi-period projects that are under contract regardless of duration.  Backlog is not a measure defined by generally accepted accounting principles, and the Company’s methodology for determining backlog may not be comparable to the methodology of other companies.  The Company does not include single family housing or time and material work in backlog.

DEBT AND LIQUIDITY

As of June 30, 2011, IES had total liquidity of $40.7 million.  Working capital was $71.5 million and long-term debt was $10.3 million.  As of August 12, 2011, the Company had total liquidity of $39.1 million.

ADDITIONAL INFORMATION

For further details on the Company’s financial results, please refer to the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2010 and to the Form 10-Q for the period ended June 30, 2011.

EBITDA RECONCILIATION

The Company has disclosed in this press release EBITDA (earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA, which are non-GAAP financial measures.  EBITDA is a measure that is used in determining compliance with the Company’s secured credit facility. EBITDA calculations may vary from company to company, so IES’ computations may not be comparable to those of other companies.  A Non-GAAP Reconciliation of EBITDA and Adjusted EBITDA is included in the tables below.

Integrated Electrical Services, Inc. is a leading national provider of electrical and communications contracting solutions for the commercial, industrial and residential markets. From office buildings to wind farms to housing developments, IES designs, builds and maintains electrical and communications systems for a diverse array of customers, projects and locations.  For more information about IES, please visit www.ies-co.com.

Certain statements in this release, including statements regarding the restructuring plan and total estimated charges and cost reductions associated with this plan, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. These statements involve risks and uncertainties that could cause the Company's actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the inherent uncertainties relating to estimating future operating results and the Company's ability to generate sales and operating income; potential defaults under credit facility and term loan; cross defaults under surety agreements; potential depression of stock price triggered by the potential sale of controlling interest or the entire company as a result of controlling stockholder’s decision to pursue a disposition of its interest in the company; fluctuations in operating results because of downturns in levels of construction; delayed project start dates and project cancellations resulting from adverse credit and capital market conditions that affect the cost and availability of construction financing; delayed payments resulting from financial and credit difficulties affecting customers and owners;  inability to collect moneys owed because of the depressed value of projects and the ineffectiveness of liens;  inaccurate estimates used in entering into contracts; inaccuracies in estimating revenue and percentage of completion on projects; the high level of competition in the construction industry, both from third parties and former employees; weather related delays; accidents resulting from the  physical hazards associated with the Company's work; difficulty in reducing SG&A to match lowered revenues; loss of key personnel; litigation risks and uncertainties; difficulties incorporating new accounting, control and operating procedures; and failure to recognize revenue from work that is yet to be performed on uncompleted contracts and/or from work that has been contracted but not started due to changes in contractual commitments.

You should understand that the foregoing, as well as other risk factors discussed in this document and in the Company’s annual report on Form 10-K for the year ended September 30, 2010, could cause future outcomes to differ materially from those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise information concerning its restructuring efforts, borrowing availability, or cash position or any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Forward-looking statements are provided in this press release pursuant to the safe harbor established under the private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein.

General information about Integrated Electrical Services, Inc. can be found at http://www.ies-co.com under "Investor Relations." The Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company’s website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.

Tables to follow

## INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
## CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
## (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
## (UNAUDITED)

| | Three Months Ended | | | Nine Months Ended | |
|---|---|---|---|---|---|
| | June 30, 2011 | March 31, 2011 | June 30, 2010 | June 30, 2011 | June 30, 2010 |
| Revenues | $ 123.2 | $ 118.3 | $ 121.4 | $ 355.2 | $ 349.3 |
| Cost of services | 113.7 | 113.0 | 106.3 | 329.1 | 300.7 |
| Gross profit | 9.5 | 5.3 | 15.1 | 26.1 | 48.6 |
| Selling, general and administrative expenses | 17.4 | 13.3 | 21.1 | 48.8 | 66.1 |
| (Gain) loss on asset sales | 0.1 | (0.1) | (0.1) | (6.7) | (0.2) |
| Asset Impairment | - | - | - | 3.6 | - |
| Restructuring charges | 1.7 | - | - | 1.7 | 0.8 |
| Loss from operations | (9.7) | (7.9) | (5.9) | (21.3) | (18.1) |
| Interest and other expense, net | 0.6 | 0.5 | 0.8 | 1.7 | 2.5 |
| Loss from operations before income taxes | (10.3) | (8.4) | (6.7) | (23.0) | (20.6) |
| Provision (benefit) for income taxes | (0.1) | 0.8 | (0.1) | 0.1 | - |
| Net loss | $ (10.2) | $ (9.2) | $ (6.6) | $ (23.1) | $ (20.6) |
| Loss per share: | | | | | |
| Basic | $ (0.70) | $ (0.64) | $ (0.45) | $ (1.59) | $ (1.43) |
| Diluted | $ (0.70) | $ (0.64) | $ (0.45) | $ (1.59) | $ (1.43) |
| Shares used in the computation of loss per share: | | | | | |
| Basic (in thousands) | 14,492 | 14,481 | 14,425 | 14,472 | 14,404 |
| Diluted (in thousands) | 14,492 | 14,481 | 14,425 | 14,472 | 14,404 |

## INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
## NON-GAAP RECONCILIATION OF ADJUSTED EBITDA
## (DOLLARS IN MILLIONS)
## (UNAUDITED)

| | Three Months Ended | | | Nine Months Ended | |
|---|---|---|---|---|---|
| | June 30, 2011 | March 31, 2011 | June 30, 2010 | June 30, 2011 | June 30, 2010 |
| Net Income (Loss) | $ (10.2) | $ (9.2) | $ (6.6) | $ (23.1) | $ (20.6) |
| Interest Expense, net | 0.6 | 0.5 | 0.8 | 1.7 | 2.5 |
| Provision (Benefit) for Income Taxes | (0.1) | 0.8 | (0.1) | 0.1 | - |
| Depreciation and Amortization | 0.8 | 0.8 | 1.2 | 2.8 | 4.0 |
| EBITDA | (8.9) | (7.1) | (4.7) | (18.5) | (14.1) |
| Severance associated with departure former CEO | 1.3 | - | - | 1.3 | - |
| Other Severance | - | - | - | - | 0.8 |
| Wind-down Costs: | | | | | |
| Restructuring | 1.7 | - | - | 1.7 | 0.8 |
| Centerpoint recovery | - | (2.9) | - | (2.9) | - |
| C&I Wind-down operations | 6.2 | 2.9 | 2.0 | 9.6 | 6.6 |
| Subtotal wind-down costs | 7.9 | - | 2.0 | 8.4 | 7.4 |
| Adjusted EBITDA | $ 0.3 | $ (7.1) | $ (2.7) | $ (8.8) | $ (5.9) |

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
NON-GAAP RECONCILIATION OF ADJUSTED NET LOSS
(DOLLARS IN MILLIONS)
(UNAUDITED)

	Three Months Ended June 30, 2011	Nine Months Ended June 30, 2011
Net Loss	$ (10.2)	$ (23.1)
(Gain) loss on asset sale	0.1	(6.7)
Asset impairment	-	3.6
Restructuring	1.7	1.7
Centerpoint recovery	-	(2.9)
C&I Wind-down operations	6.2	9.6
Severance associated with departure of former CEO	1.3	1.3
Adjusted Net Loss	$ (0.9)	$ (16.5)
Adjusted Net Loss per share (diluted)	$ (0.06)	$ (1.14)
Shares (in thousands) used in the computation of diluted loss per share:	14,492	14,472

INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES
SELECTED BALANCE SHEET AND CASH FLOW INFORMATION
(DOLLARS IN MILLIONS)
(UNAUDITED)

Selected Balance Sheet Data:

	June 30, 2011	September 30, 2010
Cash and Cash Equivalents	$ 23.0	$ 32.9
Working Capital (including cash and cash equivalents)	71.5	83.3
Goodwill	4.0	4.0
Total Assets	176.7	205.1
Total Debt	10.6	11.2
Total Stockholders' Equity	79.2	101.6

Selected Cash Flow Data:

	Nine Months Ended	
	June 30, 2011	June 30, 2010
Cash provided (used) in operating activities	$ (23.7)	$ (16.4)
Cash provided (used) in investing activities	14.5	0.1
Cash provided (used) in financing activities	(0.7)	(17.2)

**INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES**
**OPERATING SEGMENTS - CURRENT QUARTER AND PRIOR QUARTER RESULTS**
**(DOLLARS IN MILLIONS)**
**(UNAUDITED)**

| | Three Months Ended June 30, 2011 | | | | |
|---|---|---|---|---|---|
| | Communications | Residential | Commercial & Industrial | Corporate | Total |
| Revenues | $ 23.5 | $ 30.1 | $ 69.6 | $ - | $ 123.2 |
| Cost of services | 20.8 | 25.1 | 67.8 | - | 113.7 |
| Gross profit | 2.7 | 5.0 | 1.8 | - | 9.5 |
| Selling, general and administrative expenses (1) | 2.6 | 4.5 | 7.8 | 2.5 | 17.4 |
| (Gain) loss on asset sales | - | 0.1 | - | - | 0.1 |
| Restructuring charges | - | - | 1.7 | - | 1.7 |
| Income (loss) from operations | $ 0.1 | $ 0.4 | $ (7.7) | $ (2.5) | $ (9.7) |
| Other data: | | | | | |
| Depreciation & amortization expense | $ - | $ 0.1 | $ 0.2 | $ 0.5 | $ 0.8 |
| Capital expenditures | $ 0.4 | $ - | $ - | $ 0.9 | $ 1.3 |
| Total assets | $ 23.7 | $ 22.2 | $ 80.0 | $ 50.8 | $ 176.7 |

| | Three Months Ended March 31, 2011 | | | | |
|---|---|---|---|---|---|
| | Communications | Residential | Commercial & Industrial | Corporate | Total |
| Revenues | $ 23.4 | $ 26.4 | $ 68.6 | $ - | $ 118.4 |
| Cost of services | 20.9 | 22.8 | 69.3 | - | 113.0 |
| Gross profit | 2.5 | 3.6 | (0.7) | - | 5.4 |
| Selling, general and administrative expenses (1) | 2.3 | 4.5 | 3.8 | 2.7 | 13.3 |
| Income (loss) from operations | 0.2 | (0.9) | (4.5) | (2.7) | (7.9) |
| Other data: | | | | | |
| Depreciation & amortization expense | $ - | $ 0.1 | $ 0.1 | $ 0.6 | $ 0.8 |
| Capital expenditures | $ - | $ - | $ 0.2 | $ 0.2 | $ 0.4 |
| Total assets | $ 25.4 | $ 21.9 | $ 81.4 | $ 63.8 | $ 192.5 |

| | Three Months Ended June 30, 2010 | | | | |
|---|---|---|---|---|---|
| | Communications | Residential | Commercial & Industrial | Corporate | Total |
| Revenues | $ 22.1 | $ 31.5 | $ 67.8 | $ - | $ 121.4 |
| Cost of services | 18.3 | 25.1 | 62.9 | - | 106.3 |
| Gross profit | 3.8 | 6.4 | 4.9 | - | 15.1 |
| Selling, general and administrative expenses (1) | 1.8 | 6.1 | 9.7 | 3.5 | 21.1 |
| (Gain) loss on asset sales | - | - | (0.1) | - | (0.1) |
| Income (loss) from operations | $ 2.0 | $ 0.3 | $ (4.7) | $ (3.5) | $ (5.9) |
| Other data: | | | | | |
| Depreciation & amortization expense | $ - | $ 0.1 | $ 0.3 | $ 0.8 | $ 1.2 |
| Capital expenditures | $ - | $ - | $ - | $ - | $ - |
| Total assets | $ 23.1 | $ 31.4 | $ 78.3 | $ 68.5 | $ 201.2 |

(1) Selling, general and administrative expenses includes Corporate allocations

**INTEGRATED ELECTRICAL SERVICES INC., AND SUBSIDIARIES**
**CONDENSED CONSOLIDATED STATEMENT OF GO FORWARD OPERATIONS**
**(DOLLARS IN MILLIONS)**
**(UNAUDITED)**

| | Three Months Ended June 30, 2011 | | | | | | |
|---|---|---|---|---|---|---|---|
| | Communi-cations | Residential | C&I - Go Forward | Corporate | Go Forward Operations | C&I- Wind-down | Consolidated |
| Revenue | $ 23.5 | $ 30.1 | $ 58.4 | $ - | $ 112.0 | $ 11.2 | $ 123.2 |
| Cost of Revenue | 20.8 | 25.1 | 52.3 | - | 98.2 | 15.5 | 113.7 |
| Gross Profit | 2.7 | 5.0 | 6.1 | - | 13.8 | (4.3) | 9.5 |
| SG&A (1) | 2.6 | 4.5 | 5.9 | 1.2 | 14.2 | 1.9 | 16.1 |
| Severance associated with departure of former CEO | | | | 1.3 | 1.3 | | 1.3 |
| (Gain)/Loss on Dispositions | - | 0.1 | - | - | 0.1 | - | 0.1 |
| Restructuring | | | | | - | 1.7 | 1.7 |
| Income (loss) from operations | $ 0.1 | $ 0.4 | $ 0.2 | $ (2.5) | $ (1.8) | $ (7.9) | $ (9.7) |

| | Nine Months Ended June 30, 2011 | | | | | | |
|---|---|---|---|---|---|---|---|
| | Communi-cations | Residential | C&I - Go Forward | Corporate | Go Forward Operations | C&I- Wind-down | Consolidated |
| Revenue | $ 66.8 | $ 82.5 | $ 169.3 | | $ 318.6 | $ 36.6 | $ 355.2 |
| Cost of Revenue | 58.4 | 69.3 | 159.2 | - | 286.9 | 42.2 | 329.1 |
| Gross Profit | 8.4 | 13.2 | 10.1 | - | 31.7 | (5.6) | 26.1 |
| SG&A (1) | 7.2 | 13.8 | 18.1 | 7.3 | 46.4 | 4.0 | 50.4 |
| Centerpoint recovery | | | | | - | (2.9) | (2.9) |
| Severance associated with departure of former CEO | | | | 1.3 | 1.3 | | 1.3 |
| (Gain)/Loss on Dispositions | - | 0.1 | - | (6.8) | (6.7) | - | (6.7) |
| Impairment | | | | 3.6 | 3.6 | | 3.6 |
| Restructuring | | | | | - | 1.7 | 1.7 |
| Income (loss) from operations | $ 1.2 | $ (0.7) | $ (8.0) | $ (5.4) | $ (12.9) | $ (8.4) | $ (21.3) |

| | Three Months Ended June 30, 2010 | | | | | | |
|---|---|---|---|---|---|---|---|
| | Communi-cations | Residential | C&I - Go Forward | Corporate | Go Forward Operations | C&I- Wind-down | Consolidated |
| Revenue | $ 22.1 | $ 31.5 | $ 54.3 | | $ 107.9 | $ 13.5 | $ 121.4 |
| Cost of Revenue | 18.3 | 25.1 | 49.2 | - | 92.6 | 13.7 | 106.3 |
| Gross Profit | 3.8 | 6.4 | 5.1 | | 15.3 | (0.2) | 15.1 |
| SG&A (1) | 1.8 | 6.1 | 7.9 | 3.5 | 19.3 | 1.8 | 21.1 |
| (Gain)/Loss on Dispositions | - | - | (0.1) | - | (0.1) | - | (0.1) |
| Income (loss) from operations | $ 2.0 | $ 0.3 | $ (2.7) | $ (3.5) | $ (3.9) | $ (2.0) | $ (5.9) |

| | Nine Months Ended June 30, 2010 | | | | | | |
|---|---|---|---|---|---|---|---|
| | Communi-cations | Residential | C&I - Go Forward | Corporate | Go Forward Operations | C&I- Wind-down | Consolidated |
| Revenue | $ 57.2 | $ 88.5 | $ 153.0 | | $ 298.7 | $ 50.6 | $ 349.3 |
| Cost of Revenue | 46.6 | 69.1 | 136.3 | - | 252.0 | 48.7 | 300.7 |
| Gross Profit | 10.6 | 19.4 | 16.7 | - | 46.7 | 1.9 | 48.6 |
| SG&A (1) | 5.5 | 18.6 | 22.1 | 11.4 | 57.6 | 8.5 | 66.1 |
| (Gain)/Loss on Dispositions | - | - | (0.1) | (0.1) | (0.2) | - | (0.2) |
| Restructuring | - | | 0.7 | 0.1 | 0.8 | | 0.8 |
| Income (loss) from operations | $ 5.1 | $ 0.8 | $ (6.0) | $ (11.4) | $ (11.5) | $ (6.6) | $ (18.1) |

(1) SG&A includes Corporate allocations.

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